SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                       January 26, 1999 (January 25, 1999)
                    --------------------------------------
               Date of Report (Date of earliest event reported)


                                  PepsiCo, Inc.
                   ----------------------------------------
            (Exact name of registrant as specified in its charter)

                                 North Carolina
                      ---------------------------------
                (State or other jurisdiction of incorporation)


               1-1183                              13-1584302
      (Commission File Number)         (IRS Employer Identification No.)



               700 Anderson Hill Road, Purchase, New York 10577
                 -------------------------------------------
                   (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (914) 253-2000

Item 5.            Other Events.

      The information contained in Exhibit 20 hereto is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and
Exhibits.

            (c)   Exhibits.

            20    Press Release dated January 25, 1999 from PepsiCo, Inc.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 26, 1999                   PepsiCo, Inc.




                                    By:   /s/ LAWRENCE F. DICKIE
                                          Lawrence F. Dickie
                                          Vice President,
                                          Associate General Counsel
                                          and Assistant Secretary